UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 19, 2015

Enhance Skin Products Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52755	84-1724410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Liberty Street, Suite 880, Reno NV	80246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 306--2493

_________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Vis Vires Loan

On June 24, 2015, we completed a financing pursuant to a securities purchase agreement (the “SPA”) with Vis Vires Group, Inc. (“VVG”) dated June 19, 2015 under which we borrowed $43,000 through the issue of a convertible promissory note (the “VVG Note”). After payment of legal fees of $3,000 to VVG’s counsel, we are using the net proceeds for working capital.

Interest under the convertible promissory note is 8% per annum, and the principal and all accrued but unpaid interest is due on March 23, 2016. The note is convertible at any time following 180 days after the issuance date at VVG’s option into shares of our common stock at a variable conversion price of 58% of the lowest average three day market price of our common stock during the 10 trading days prior to the notice of conversion, subject to adjustment as described in the note.

During the first 180 days following the date of the note we have the right to prepay the principal and accrued but unpaid interest due under the note, together with any other amounts we may owe the holder under the terms of the note, at a graduating premium ranging from 120% to 145%. After this initial 180 day period, we do not have a right to prepay the note.

The SPA and the VVG Note also contain certain representations, warranties, covenants and customary events of default, and increases in the amount of the principal and interest rates under the Note in the event of such defaults.

The foregoing description of SPA and the VVG Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the foregoing documents, which are filed as Exhibits 10.1 and 10.2 hereto, all of which are incorporated herein by this reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1	SPA
10.2	VVG Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enhance Skin Products Inc.

By:	/s/ Donald Nicholson
Donald Nicholson
President/CEO, Principal Executive Officer

Dated: June 24, 2015